Registration No. 333-110345








         UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                POST-EFFECTIVE AMENDMENT NO. 1 TO
                             FORM S-3
     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933





                         FX ENERGY, INC.
      (Exact name of registrant as specified in its charter)

            Nevada                                      87-0504461
     (State or jurisdiction of          (I.R.S. Employer Identification No.)
     incorporation or organization)

3006 Highland Drive, Suite 206, Salt Lake City, Utah 84106, (801) 486-5555 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

         David N. Pierce, 3006 Highland Drive, Suite 206,
            Salt Lake City, Utah 84106, (801) 486-5555
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             Copy to:
                          James R. Kruse
                         Kevin C. Timken
                 KRUSE LANDA MAYCOCK & RICKS, LLC
                  50 West Broadway, Eighth Floor
                   Salt Lake City, Utah  84101
                    Telephone:  (801) 531-7090
                    Telecopy:  (801) 531-7091






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                                 PART II

                  INFORMATION NOT REQUIRED IN PROSPECTUS

----------------------------------------------------------------------------------------------

                            ITEM 16.  EXHIBITS

----------------------------------------------------------------------------------------------

The following documents are included as exhibits to this Registration Statement, pursuant to
Item 601 of Regulation S-K:


 Exhibit
 Number*                Title of Document                                Location
--------- ------------------------------------------------------- -------------------------
Item 4.   Instruments Defining the Rights of Security Holders
-------- --------------------------------------------------------
  4.01    Specimen Stock Certificate                               Incorporated by reference
                                                                   from the registration
                                                                   statement on Form SB-2, SEC
                                                                   File No. 33-88354-D

  4.02    Form of Rights Agreement dated as of April 4, 1997,      Incorporated by reference
          between FX Energy, Inc. and Fidelity Transfer Corp.      from the report on Form 8-K
                                                                   dated April 4, 1997

Item 5.   Opinion re Legality
--------- --------------------------------------------------------
  5.01    Opinion of Kruse Landa Maycock & Ricks, LLC              Incorporated by reference
                                                                   from the registration
                                                                   statement on Form S-3 dated
                                                                   November 7, 2003, SEC File
                                                                   No. 333-110345
Item 23.  Consents of Experts and Counsel
--------- --------------------------------------------------------
  23.01   Revised Consent of PricewaterhouseCoopers LLP,
          independent accountants                                  Attached

  23.02   Consent of Larry D. Krause, Petroleum Engineer           Incorporated by reference
                                                                   from the registration
                                                                   statement on Form S-3 dated
                                                                   November 7, 2003, SEC File
                                                                   No. 333-110345

  23.03   Consent of Troy-Ikoda Limited, Petroleum Engineers       Incorporated by reference
                                                                   from the registration
                                                                   statement on Form S-3 dated
                                                                   November 7, 2003, SEC File
                                                                   No. 333-110345

  23.04   Consent of Kruse Landa Maycock & Ricks, LLC              Included in 5.01 above




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Exhibit
Number*                 Title of Document                         Location
--------- ------------------------------------------------------- -------------------------
Item 24.  Power of Attorney
--------- -------------------------------------------------------
  24.01   Power of Attorney                                       Incorporated by reference
                                                                  from the registration
                                                                  statement on Form S-3 dated
                                                                  November 7, 2003, SEC File
                                                                  No. 333-110345

----------------------------

*    The number preceding the decimal indicates the applicable SEC reference number in Item 601, and the number following the decimal indicating the sequence of the particular document.

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------------------------------------------------------------------------------

                            SIGNATURES

------------------------------------------------------------------------------

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Salt Lake City, State of Utah, on the 20th day of January, 2004.

                                    FX ENERGY, INC.
                                    (Registrant)

                                    By /s/ David N. Pierce
                                       ---------------------------------------
                                       David N. Pierce, President
                                       (Chief Executive Officer)

                                    By /s/ Thomas B. Lovejoy
                                       ---------------------------------------
                                       Thomas B. Lovejoy
                                       (Chief Financial Officer)






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     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to registration statement has been signed by the following persons in the capacities and on the dates indicated.


/s/ Thomas B. Lovejoy
--------------------------------------
Thomas B. Lovejoy, Director


/s/ David N. Pierce
--------------------------------------
David N. Pierce, Director


/s/ Scott J. Duncan
--------------------------------------
Scott J. Duncan, Director


--------------------------------------
Dennis B. Goldstein, Director



/s/ David L. Worrell                      By  /s/ David N. Pierce
--------------------------------------       ---------------------------------
David L. Worrell, Director                   David N. Pierce, Attorney in Fact
                                             Dated January 20, 2004


--------------------------------------
Arnold S. Grundvig, Jr., Director



/s/ Jerzy B. Maciolek
--------------------------------------
Jerzy B. Maciolek, Director


--------------------------------------
Richard Hardman, CBE, Director













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